EXHIBIT 10.81

                                  EXTENSION OF
                               FINANCING AGREEMENT

         THIS FINANCING AGREEMENT EXTENSION (THE "AGREEMENT") is entered into this 13th day of July, 2003, by and between ULTRASTRIP SYSTEMS, INC., a Florida corporation ("Debtor"), and PLUMMER BROTHERS, INC., together with his successors and assigns (collectively, the "Lender").

                             PRELIMINARY STATEMENTS:

         A. The Lender desires to extend the loan (the "LOAN") to the Debtor of $250,000 made in accordance with this Agreement.

         B. The parties desire to execute that certain Balloon Promissory Note of even date herewith (the "Note") with respect to the principal indebtedness, together with all interest, costs, expenses and other amounts, due by the Debtor to the Payee in connection with this Loan (collectively, the "OBLIGATIONS").

         C. This Agreement, the Note, and all other documents relating to the Loan shall be collectively referred to as the "LOAN DOCUMENTS".

         D. The Lender has agreed to void the Warrant Agreement issued with the prior Financing Agreement. The Lender accepts $25,000 in cash in lieu of the warrants and will return the warrant agreement to UItraStrip.

                                                 Agreement:

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Lender hereby agree as follows:

                  1. REPRESENTATIONS, COVENANTS AND DEFAULT.

                  1.1. OBLIGATIONS OF THE BORROWER. The obligations of the Borrower under this Agreement, the Note, and each of the Loan Documents are and shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, the Note, and each of the Loan Documents, as the case may be, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) any lack of validity or enforceability of all or any of terms or conditions of this Agreement, the Note, or any of the Loan Documents or parts thereof;

                  (b) any amendment or waiver of or any consent to departure from all or any of the terms or conditions of this Agreement, the Note, or any of the Loan Documents;

                  (c) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the Lender or any other person, whether in connection with this Agreement, the Note, any Loan Document or any unrelated transaction;

                  (d) any breach of contract or other dispute between the Borrower and the Lender or any other Person;


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                  (e) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Lender with or without notice to or approval by the Borrower in respect of any of the Borrower's indebtedness to the Lender under this Agreement, the Note or any of the Loan Documents; or

                  (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  1.2 REPRESENTATIONS AND WARRANTIES. To induce the Lender to make the Loan to the Borrower, the Borrower hereby represents and warrants that:

                  (a) The Borrower is duly organized, validly existing and in good standing under the laws of the State of Florida.

                  (b) The Borrower has the corporate power to own its properties, carry on its business as now conducted and enter into and perform under this Agreement.

                  (c) The execution, delivery and performance of this Agreement, the Note, and the other Loan Documents have been duly authorized by all requisite corporate action and do not require the consent, license or other authorization of any other person or entity.

                  (d) The execution, delivery and performance of this Agreement, the Note, and the other Loan Documents will not result in breach or default under the Borrower's articles of incorporation; by-laws or any other agreement or contract to which the Borrower is a party or by which its properties are bound and will not result in the creation or imposition of any lien or encumbrance on any assets of the Borrower.

                  (e) This Agreement, the Note, and the other Loan Documents constitute valid and legally binding obligations of the Borrower enforceable in accordance with their respective terms, except as the enforcement of remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws from time to time in effect.

                  (f) There is no litigation or governmental proceeding pending or threatened against the Borrower or any of its assets.

                  (g) There has been no material adverse change in the Borrower's business or financial condition as shown in the Borrower's financial statements previously provided to Lender from the date thereof to the date of execution of this Agreement.

                  (h) The Borrower has good title to all its assets, free of all liens, encumbrances and restrictions except those reflected in the financial statements of the Borrower referred to in Section 2.2(g) above.

                  (i) No event has occurred which would (or with notice or the lapse of time, or both, would) constitute a breach, default or violation of any law, regulation, order or agreement applicable to the Borrower or any of its assets.

                  1.3 AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees that from the date hereof and until the later of the payment of all Obligations or the termination of this Agreement, it will, unless the Lender shall otherwise consent in writing:


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                  (a) Maintain its corporate existence, pay all its indebtedness and taxes when due, and maintain adequate insurance.

                  (b) Furnish to the Lender such other information as the Lender may reasonably request, and permit the Lender's representatives to visit the Borrower's place of business, talk with the Borrower's officers and independent accountants and inspect the Borrower's books and records.

                  1.4 NEGATIVE COVENANTS. The Borrower hereby covenants and agrees that from the date hereof and until the later of the payment in full of all Obligations or the termination of this Agreement, it will not, without the prior written consent of the Lender:

                  (a) Sell, lease, transfer or otherwise dispose of all or any substantial part of its assets now owned or hereafter acquired to any person other than in the ordinary course of the Borrower's business. Additionally, the Borrower shall not enter into any other line of business other than as they currently operate.

                  (b) Consolidate with or merge into any other person or permit any other person to merge into it unless the Borrower shall be the surviving corporation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.


                  1.5 EVENTS OF DEFAULT. Upon the occurrence of any Event of Default (as defined below), and at any time thereafter while such Event of Default shall continue, the Lender may [in the case of any Event of Default other than an event described in Sections 2.5(f) or (g) below] by written notice to the Borrower:

                  (I) immediately terminate this Agreement; and/or

                  (II) immediately declare the principal of, and interest accrued on, the Note forthwith due and payable, whereupon the same shall become immediately due and payable, and/or provided, however, that upon the occurrence of any event described in Sections 1.5 (f) or (g), the Lender hereunder shall automatically and without notice terminate this Agreement, without any action on the part of the Lender, and the principal of, and accrued interest on, the Note and all other Obligations then outstanding, shall all become immediately due and payable, both as to principal, interest and otherwise, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein, or in the Note or any of the other Loan Documents to the contrary notwithstanding. Upon the happening and continuance of any Event of Default specified below, the Lender shall be permitted to proceed to protect and enforce its rights under this Agreement and the other Loan Documents, and each of them, and any of the other documents and instruments executed and delivered in connection with this Agreement by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for specific performance of any covenant or agreement contained herein or in aid or execution of any power herein or therein granted or for the enforcement of any proper legal or equitable remedy, as the Lender, being advised by counsel chosen by the Lender, shall deem most effectual to protect and enforce such rights. In the enforcement of any remedy described above, the Lender shall be entitled to sue for, enforce payment of and receive any and all amounts then or during any Event of Default becoming or remaining due from the Borrower for principal, interest or otherwise under any of the provisions of this Agreement, the Note or any of the other Loan Documents, as the case may be, together with interest on overdue payments at the default rate as provided in the Note and all costs and expenses of collection and of all proceedings hereunder. The rights and remedies provided hereunder are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.


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         An "EVENT OF DEFAULT" shall mean any of the following events:

                  (a) Any representation or warranty made by the Borrower or in connection with this Agreement or any of the Loan Documents shall prove to be false or misleading in any material respect;

                  (b) The failure of the Borrower to pay, when due, any principal of or interest on the Note, or to pay when due (whether by acceleration, maturity or otherwise) any other sum payable to the Lender under this Agreement or any of the other Loan Documents, or the failure of the Borrower, or any of them, to pay, when due, any principal of or interest on any other obligations or indebtedness of the Borrower, or any of them, owed to the Lender, whether presently existing or from time to time hereafter created or incurred, or to pay when due (whether by acceleration, maturity or otherwise) any other sum payable to the Lender in respect of any such other obligations or indebtedness now or from time to time owing to the Lender;

                  (c) Default in the performance or observance of any covenant or agreement as set forth Sections 1.3 or 1.4 hereof;

                  (d) Default in the performance or observance of any other covenant, condition or agreement made in this Agreement and such default is not remedied within thirty (30) days after written notice thereof has been given to the Borrower by the Lender;

                  (e) Default in the performance or observance of any covenant, condition or agreement made in any of the other Loan Documents and such default is not remedied within any applicable grace period provided therefor;

                  (f) The Borrower shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower, as the case may be, or of all or of a substantial part of the assets of the Borrower, as the case may be, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under Title 11 of the U. S. Code, as amended, (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under Title 11 of the U. S. Code, as amended, or (7) take any corporate or other action for the purpose of effecting any of the foregoing;

                  (g) Without its application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Borrower: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of the Borrower, as the case may be, or of all or any substantial part of the assets of the Borrower, as the case may be, or other like relief in respect of the Borrower, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts unless such proceeding is contested in good faith by the Borrower or the Guarantor, as the case may be; and, if the proceeding is being contested in good faith by the Borrower or the Guarantor, as the case may be, the same shall continue undismissed, or unstayed and in effect, for any period of 60 consecutive days, or an order for relief against the Borrower, as the case may be, shall be entered in any involuntary case under Title 11 of the U.S. Code, as amended;

                  (h) Final judgment for the payment of money shall be rendered against the Borrower in excess of $100,000 if the same shall not be contested in good faith and discharged within thirty (30) days;



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                  (i) Default with respect to any indebtedness of the Borrower in an aggregate amount then due of $100,000 or more if the effect is to accelerate such indebtedness or permit the holder thereof to cause such indebtedness to become due prior to its stated maturity and such indebtedness shall not be paid when due;

                  (j) Any material change occurs in the ownership of the Borrower;

                    (k) The Lender shall determine that a material adverse change has occurred in the financial condition of the Borrower from the condition as heretofore most recently disclosed to the Lender; or

         2. EFFECTIVE DATE, CONTROLLING LAW AND TERMINATION.

                  2.1 TERM OF AGREEMENT: This Agreement shall become effective upon the date hereof and shall continue in full force and effect until all Obligations are fully paid.

                  2.2 AMENDMENTS: No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by all parties hereto.

                  2.3 COSTS AND EXPENSES: All costs and expenses, including searches, filing fees and reasonable attorneys' fees incurred by the Lender in administering this Agreement and in all efforts made to enforce payment, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings (including state, federal, bankruptcy, appellate, post judgment and alternative dispute resolution proceedings) arising out of or relating to the Lender's transactions with the Debtor, shall be paid for by the Debtor on demand and until paid by the Debtor shall be added to and deemed part of the Lender's loan to the Debtor.

                  2.4 SITUS OF AGREEMENT; VENUE: This Agreement and all transactions thereunder shall be deemed to be consummated in the State of Florida and shall be governed by and interpreted in accordance with the laws of that State. The parties hereby irrevocably submit, for themselves and their property, to the nonexclusive jurisdiction of the courts of the State of Florida and the Circuit Court of the Eleventh Judicial Circuit in and for Martin County, Florida and irrevocably waive any objection which either of them may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further irrevocably waive the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

                  2.5 SEVERABILITY: If any part or provision of this Agreement is invalid or in contravention of any applicable law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

                  2.6 Notices: All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex, telefax and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:


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                            Debtor:
                            ------
                            UItraStrip Systems, Inc.
                            3515 S.E. Lionel Terrace
                            Stuart, Florida 34996
                            Tel: 561 287-4846
                            Fax: 561 781-4778
                            Lender:
                            ------
                            Plummer Brothers, Inc
                            10075 SW Greenridge Lane
                            Palm City, Florida 34990

 or to such other address as that party may designate by notice complying with the terms of this Section 2.6. Each such notice shall be deemed delivered: (a) on the date delivered if by personal delivery; (b) on the date telecommunicated if by telegraph; (c) on the date of transmission with confirmed answer back if by telex, telefax or other telegraphic method; and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

                  2.7 ENTIRE AGREEMENT: This Agreement, together with the Note, shall represent the entire understanding and agreement between the Debtor with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties. If the terms of this Agreement should conflict with any of the terms the Note, then the terms of the Note shall be interpreted as being paramount, superior and controlling and the terms of this Agreement shall be interpreted as being subordinate to the terms of the Note.

                  2.8 LENDER'S RIGHTS; ACTION BY LENDER: The parties agree that the Debtor may not assign this Agreement but that the Lender may assign this Agreement upon written notice to Debtor. This Agreement shall be binding upon the Debtor, its successors and assigns, and all rights against the Debtor arising under this Agreement shall be for the sole benefit of the Lender, its respective successors and assigns, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties hereto.

                  2.9 WAIVER OF JURY TRIAL. The Maker and the Payee do hereby each and both expressly waive any right which either may have to a jury trial as to any actions which may be brought concerning this Promissory Note, or any other loan document relating hereto.









                    [SIGNATURES SET FORTH ON FOLLOWING PAGE.]

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         IN WITNESS WHEREOF, the undersigned parties have entered into this
Agreement on the date specified above.

WITNESSES:                                      DEBTOR:
                                                UItraStrip Systems, Inc.,
                                                a Florida corporation


[ILLEGIBLE]                                     By:
---------------------------                     Its:

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                                    EXHIBIT A
                           Copy of the Promissory Note




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